UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

KISMET ACQUISITION TWO CORP.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED JANUARY 13, 2023

LETTER TO SHAREHOLDERS OF KISMET ACQUISITION TWO CORP.

850 LIBRARY AVENUE, SUITE 204
NEWARK, DELAWARE 19715

TO BE HELD ON [•], 2023

Dear Kismet Acquisition Two Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Kismet Acquisition Two Corp., a Cayman Islands exempted company (the “Company”), which will be held on [•], 2023, at [•] Eastern Time (the “Extraordinary General Meeting”), at [•]. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/kismetacquisitiontwo/2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a business combination up to nine (9) times for an additional one (1) month each time (as extended, the “Charter Extension”) from February 22, 2023 to November 22, 2023 (or such earlier date as determined by the Board) (as extended, the “Charter Extension Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company currently has until February 22, 2023 to complete the Business Combination (the “Termination Date”). The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Class A ordinary shares, par value $0.001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds, including interest earned but net of taxes payable, held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension

Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $[•] plus approximately $[•] of interest accrued (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.08. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Termination Date.

Additionally, if the Extension Amendment Proposal is approved, Quadro Sponsor LLC (the “Sponsor”) or its designees has agreed to contribute to the Company as a loan an aggregate of $[•] for each Public Share that is not redeemed, for each calendar month (commencing on February 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (the “Contribution”). For example, if we take until May 22, 2023, to complete our Business Combination, which would represent three calendar months, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[•] per unredeemed share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Extension Amendment, to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our articles of association.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, February 22, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares” and collectively with Class A Ordinary Shares, the “Ordinary Shares”), who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on January 5, 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Kismet Acquisition Two Corp.

Dimitri Elkin
Chief Executive Officer
[•], 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF KISMET ACQUISITION TWO CORP.
TO BE HELD ON [•], 2023

To the Shareholders of Kismet Acquisition Two Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Kismet Acquisition Two Corp., a Cayman Islands exempted company (the “Company”), will be held on [•], 2023, at [•] Eastern Time (the “Extraordinary General Meeting”), at [•]. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/kismetacquisitiontwo/2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated [•], 2023 and is first being mailed to shareholders on or about that date:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Amended and Restated Memorandum of Association and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directions (the “Board”) the right to extend the date by which the Company has to consummate a business combination up to nine (9) times for an additional one (1) month each time (the “Charter Extension”) from February 22, 2023 to November 22, 2023 (or such earlier date as determined by the Board) (as extended, the “Charter Extension Date”) (the “Extension Amendment Proposal”). The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Second Amended and Restated Memorandum of Association and Articles of Association in the form attached to the proxy statement as Annex A and incorporated by reference therein, be and are hereby adopted as the memorandum and articles of association of the Company in substitution for, and to the exclusion, of the Company’s existing Memorandum and Articles of Association, with immediate effect.”; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”).

The Company currently has until February 22, 2023 to complete the Business Combination (the “Termination Date”). The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Class A ordinary shares, par value $0.001 per share (the “Class A Ordinary Shares”), issued as part of the units (the “Units”) sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds, including interest earned but net of taxes payable, held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants (“Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

On the Record Date (as defined below), the redemption price per share was approximately $[•] plus approximately $[•] of interest accrued (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of $[•] as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.08. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the $[•] that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved, Quadro Sponsor LLC (the “Sponsor”) or its designees has agreed to contribute to the Company as a loan an aggregate of $[•] for each Public Share that is not redeemed, for each calendar month (commencing on February 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (the “Contribution”). For example, if we take until May 22, 2023, to complete our Business Combination, which would represent three calendar months, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[•] per unredeemed share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Extension Amendment, to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our articles of association.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, February 22, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares” and collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on January 5, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 23,000,000 issued and outstanding Class A Ordinary Shares and 6,250,000 issued and outstanding Class B Ordinary Shares. The Company’s warrants and rights do not have voting rights.

A shareholder who is entitled to attend and vote at the Extraordinary General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated [•], 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Kismet Acquisition Two Corp.

Dimitri Elkin
Chief Executive Officer
[•], 2023

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the Company’s ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of the Company; and

•        the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 9, 2022, August 15, 2022 and November 14, 2022 and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary General Meeting and the proposals to be presented at the Extraordinary General Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Extraordinary General Meeting and the voting procedures for the Extraordinary General Meeting, which will be held on [•], 2023, at [•], Eastern Time. The Extraordinary General Meeting will be held at [•]. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/kismetacquisitiontwo/2023.

Q:     Why am I receiving this proxy statement?

A:     The Company is a blank check company incorporated as a Cayman Islands exempted company on September 15, 2020 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. On February 22, 2021, the Company consummated its initial public offering of 23,000,000 Units, each consisting of one Class A Ordinary Share and one-third (1/3) of one redeemable warrant to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, generating an aggregate amount of gross proceeds of $230,000,000. Simultaneously with the closing of the initial public offering, the Company consummated the private placement of an aggregate of 4,400,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $6,600,000. The total offering generated an aggregate amount of gross proceeds of $234,600,000 to the Company.

Like most blank check companies, the Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date if necessary in order to allow the Company additional time to complete the Business Combination and is therefore holding this Extraordinary General Meeting.

Q:     When and where is the Extraordinary General Meeting?

A:     The Extraordinary General Meeting will be held at [•]. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet. The webcast will start at [•] Eastern Time, on [•], 2023.

Q:     Can I attend the Extraordinary General Meeting in person?

A:     Yes. The Extraordinary General Meeting will be held at [•]. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet. The webcast will start at [•] Eastern Time, on [•], 2023. Any shareholder can listen to and participate in the Extraordinary General Meeting live via the Internet at https://www.cstproxy.com/kismetacquisitiontwo/2023. Shareholders may vote and submit questions while connected to the Extraordinary General Meeting on the Internet with the voter control number included on your proxy card.

Q:     What do I need in order to be able to participate in the Extraordinary General Meeting online?

A:     You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/kismetacquisitiontwo/2023. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q:     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A:     The Company’s shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to give the Board the right to extend the date by which the Company has to consummate a Business Combination up to nine (9) times for an additional one (1) month each time from February 22, 2023 to November 22, 2023 (or such earlier date as determined by the Board); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of taxes payable, available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the $[•] that was in the Trust Account as of the Record Date. In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor or its designees has agreed to contribute to the Company as a loan an aggregate of $[•] for each Public Share that is not redeemed, for each calendar month (commencing on February 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination. For example, if we take until May 22, 2023, to complete our Business Combination, which would represent three calendar months, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[•] per unredeemed share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Extension Amendment, to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our articles of association.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, February 22, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 6,250,000 Class B Ordinary Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

Q:     Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     The Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination.

Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate on the Termination Date.

If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q:     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon.

A shareholder of the Company who attends the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholder will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Extraordinary General Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.

At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     The Company believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate on the Termination Date.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     How will the Sponsor and the Company’s directors and officers vote?

A:     The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any Class B Ordinary Shares or Class A Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 6,250,000 Class B Ordinary Shares, representing approximately 21.4% of the Company’s issued and outstanding Ordinary Shares.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof and the Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 6,250,000 Class B Ordinary Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates. In addition, the Company’s Memorandum and Articles of Association provide that the Company cannot redeem or repurchase Public Shares to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor or its designees has agreed to contribute to the Company as a loan an aggregate of $[•] for each Public Share that is not redeemed, for each calendar month (commencing on February 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination. For example, if we take until May 22, 2023, to complete our Business Combination, which would represent three calendar months, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[•] per unredeemed share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Extension Amendment, to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our articles of association.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, signed proxy card to Kismet Acquisition Two Corp., 850 Library Avenue, Suite 204, Newark, Delaware 19715, Attn: Dimitri Elkin, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Extraordinary General Meeting; or

•        attending and voting, virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Extraordinary General Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.

At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have the no effect on the outcome of any vote on the Extension Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:     What constitutes a quorum at the Extraordinary General Meeting?

A:     The holders of one-third of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Extraordinary General Meeting to constitute a quorum and in order to conduct business at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor, who beneficially owns approximately 21.4% of the Company’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, in addition to the Sponsor’s Ordinary Shares, as of the Record Date, 3,500,000 Class A Ordinary Shares would be required to achieve a quorum.

Q:     How do I vote?

A:     If you were a holder of record of Ordinary Shares on January 5, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposal yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [•], Eastern Time, on [•], 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal?

A:     The Company’s Sponsor, directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants. See the section entitled “The Extraordinary General Meeting — Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with the Company’s initial public offering, which are exercisable for one Class A ordinary share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) upon consummation of the Business Combination, have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     In connection with the Charter Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated February 17, 2021, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:     What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A:     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:     The Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Advantage Proxy (“Advantage”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Advantage a fee of $7,500. The Company will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Kismet Acquisition Two Corp.
850 Library Avenue, Suite 204
Newark, Delaware 19715
Attention: Dimitri Elkin
Tel: (302) 738-6680
Email: [•]

You may also contact the proxy solicitor for the Company at:

Karen Smith
President & CEO
Advantage Proxy
PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

To obtain timely delivery, shareholders must request the materials no later than [•], 2023, or 72 hours prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2022, August 15, 2022 and November 14, 2022, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete the Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of the Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate the Business Combination, including the SPAC Rule Proposals described below.

In March 2022, the SEC issued proposed rules relating to certain activities of special purpose acquisition companies (“SPACs”). Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing the Business Combination, and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of the Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in an interest bearing demand deposit account at a bank, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated with us, we may not be able to consummate the Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate the Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Sponsor is 50% owned and co-managed by Quadro IH DMCC, a company registered in Dubai Multi Commodities Centre in the UAE. Quadro IH DMCC is controlled by Giedrius Pukas, a citizen of Lithuania.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete the Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, or less in certain circumstances, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Since the Sponsor and the Company’s affiliates will lose their entire investment in the Company if the Business Combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

On June 15, 2022, Kismet Sponsor Limited (the “Prior Sponsor”), a British Virgin Islands company and prior sponsor of the Company, transferred to the Sponsor (i) the 6,250,000 Class B Ordinary Shares, which were acquired by the Prior Sponsor for an aggregate purchase price of $25,000, and (ii) 4,400,000 Private Placement Warrants, which were acquired by the Prior Sponsor simultaneously with the initial public offering for an aggregate purchase price of $6,600,000. On June 30, 2022, the Prior Sponsor transferred all the membership interests of the Sponsor to Quadro IH DMCC.

If the Extension Amendment Proposal is not approved, the 6,250,000 Class B Ordinary Shares held by the Sponsor will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 4,400,000 Private Placement Warrants. See the section entitled “The Extraordinary General Meeting — Interests of the Sponsor, Directors and Officers.” The personal and financial interests of our Sponsor, officers, directors, and their affiliates may influence their motivation in identifying and selecting a target for the Business Combination and consummating the Business Combination therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

THE EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Shareholders to be held on [•], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [•], 2023 to all shareholders of record of the Company as of January 5, 2023, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at [•], Eastern Time, on [•], 2023 via live webcast by visiting https://www.cstproxy.com/kismetacquisitiontwo/2023. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, shareholders of the Company will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, the Company’s Memorandum and Articles of Association to give the Board the right to extend the date by which the Company has to consummate a Business Combination up to nine (9) times for an additional one (1) month each time from February 22, 2023 to the Charter Extension Date.

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposal that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned Ordinary Shares at the close of business on January 5, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 29,250,000 issued and outstanding Ordinary Shares, of which 23,000,000 Class A Ordinary Shares are held by the Company’s public shareholders and 6,250,000 Class B Ordinary Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Extraordinary General Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.

At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

It is possible that the Company will not be able to complete the Business Combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by [•], Eastern Time, on [•], 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Extraordinary General Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [•], 2023.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/kismetacquisitiontwo/2023. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. The Company encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at [•]. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/kismetacquisitiontwo/2023 and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet or telephone;

•        you may send a later-dated, signed proxy card to Kismet Acquisition Two Corp., 850 Library Avenue, Suite 204, Newark, Delaware 19715, Attn: Dimitri Elkin, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Extraordinary General Meeting; or

•        you may attend the Meeting via the live webcast noted above, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call Advantage, the Company’s proxy solicitor, at (877) 870-8565 or banks and brokers can call at (206) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of $[•] as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged Advantage to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Advantage a fee of $7,500. The Company will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company and its directors, officers and employees may also solicit proxies on the Internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor holds, and our Chief Executive Officer beneficially owns, 6,250,000 Class B Ordinary Shares and 4,400,000 Private Placement Warrants, all of which would expire worthless if the Business Combination is not consummated;

•        the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve the Business Combination;

•        the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to any of the 6,250,000 Class B Ordinary Shares held by it if the Company fails to complete the Business Combination on or before the Termination Date, and the Extension Amendment Proposal is not approved;

•        the fact that, at the option of the Sponsor, any amounts outstanding under any loans made by the Sponsor or any of its affiliates to the Company in an aggregate amount up to $1,500,000 may be converted into warrants that are identical to the Private Placement Warrants at the option of the lender;

•        the fact that the Sponsor holds a promissory note in the principal amount of up to $400,000 issued in connection with working capital loans made by the Sponsor, of which approximately $319,000 was outstanding as of September 30, 2022;

•        the fact that through the earlier of consummation of the Business Combination and the Company’s liquidation, the Company agreed to pay its directors $40,000 each (one director has waived his right to such compensation) and granted each of the independent directors an option to purchase 40,000 Class A Ordinary Shares at an exercise price of $10.00 per share, which will not vest if the Business Combination is not consummated;

•        the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the Business Combination;

•        the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if the Business Combination is not consummated on or before the Termination Date, and the Extension Amendment Proposal is not approved; and

•        the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete the Business Combination. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor or its designees has agreed to contribute to the Company as a loan an aggregate of $[•] for each Public Share that is not redeemed, for each calendar month (commencing on February 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination. For example, if we take until May 22, 2023, to complete our Business Combination, which would represent three calendar months, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[•] per unredeemed share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Extension Amendment, to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share (plus any applicable interest accrued), in comparison to the current redemption amount of $[•] per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our articles of association.

Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate on the Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $[•] plus approximately $[•] of interest accrued (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.08. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the stock was sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Memorandum and Articles of Association provide that the Company has until the Termination Date to complete the Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete the Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained so that the Company will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate on the Termination Date.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 6,250,000 Class B Ordinary Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Memorandum and Articles of Association in the form of Annex A hereto to extend the time it has to complete the Business Combination until the Charter Extension Date. The Company will then continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Securities and Exchange Act of 1934 (the “Exchange Act”) and expect that our Units, Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of $[•] as of the Record Date. Prior to their exercising redemption rights, the Company’s shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate the Business Combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•        persons subject to the alternative minimum tax provisions of the Code;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of the Company’s shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF THE COMPANY’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•        a citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company’s is considered a “passive foreign investment company” for these purposes (which the Company’s will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•        such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•        such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Second Amended and Restated Memorandum of Association and Articles of Association in the form attached to the proxy statement as Annex A and incorporated by reference therein, be and are hereby adopted as the memorandum and articles of association of the Company in substitution for and, to the exclusion of, the Company’s existing Memorandum and Articles of Association, with immediate effect”.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to the Company’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon, voting as a single class. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on September 15, 2020. We were incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar Business Combination.

There are currently 29,250,000 of our Ordinary Shares, consisting of 23,000,000 Class A Ordinary Shares and 6,250,000 Class B Ordinary Shares, issued and outstanding. In addition, we issued warrants to purchase 7,666,667 Ordinary Shares as part of our initial public offering and Private Placement Warrants to purchase 4,400,000 Ordinary Shares as part of the private placement that we consummated simultaneously with the consummation of our initial public offering. Each whole warrant entitles its holder to purchase one Ordinary Share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of a Business Combination and expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption, if the last sales price of our Ordinary Shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period commencing on the date the warrants become exercisable and ending three business days before we send the notice of redemption and if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption. The Private Placement Warrants, however, are non-redeemable so long as they are held by their initial purchasers or their permitted transferees.

We initially issued the Class B Ordinary Shares to the Prior Sponsor, Kismet Sponsor Limited. On June 15, 2022, the Prior Sponsor transferred to the Sponsor (i) the 6,250,000 Class B Ordinary Shares, which were acquired by the Prior Sponsor for an aggregate purchase price of $25,000, and (ii) 4,400,000 Private Placement Warrants, which were acquired by the Prior Sponsor simultaneously with the initial public offering for an aggregate purchase price of $6,600,000. On June 30, 2022, the Prior Sponsor transferred all the membership interests of the Sponsor to Quadro IH DMCC.

As of the Record Date, approximately $[•] from our initial public offering and the simultaneous sale of the Private Placement Warrants is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of January 5, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•        each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 29,250,000 ordinary shares, consisting of (i) 23,000,000 Class A ordinary shares and (ii) 6,250,000 Class B ordinary shares, issued and outstanding as of January 5, 2023, the Record Date. On all matters to be voted upon, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Quadro Sponsor LLC (the Sponsor)(2)	—	—	6,250,000	100%	21.4%
Dimitri Elkin(2)	—	—	6,250,000	100%	21.4%
Verdi Israelyan(3)	—	—	—	—	—
Clifford Tompsett(3)	—	—	—	—	—
Leonid Zilber(3)	—	—	—	—	—
All directors and officers as a group (4 individuals)(2)	—	—	6,250,000	100%	21.4%

Other 5% Shareholders
Quadro IH DMCC(2)	—	—	6,250,000	100%	21.4%
Twelve Seas Management Company LLC(2)	—	—	6,250,000	100%	21.4%
Giedrius Pukas(2)	—	—	6,250,000	100%	21.4%
Glazer Capital, LLC(4)	1,965,264	8.5%	—	—	6.7%

____________

1)       Unless otherwise noted, the business address of each of the above entities or individuals is 850 Library Avenue, Suite 204, Newark, Delaware 19715.

2)       Interests shown consist solely of Class B Ordinary Shares. Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis, subject to adjustment, at the time of the Business Combination or earlier at the option of the holders. The Sponsor is the record holder of such securities. According to a Schedule 13D filed with the SEC on July 11, 2022, Quadro IH DMCC (“Quadro IH”) and Twelve Seas Management Company LLC (“Twelve Seas”) are the two managing members of the Sponsor and may therefore be deemed to be the beneficial owners of the securities held by the Sponsor and to have shared voting and dispositive control over such securities. Messrs. Elkin and Pukas each has control over the voting and investment decisions made by Twelve Seas and Quadro IH, respectively, and as such may be deemed to have beneficial ownership over such securities. The business address of the Sponsor is 228 Park Avenue S., Suite 89898, New York, NY 10003. The business address of Quadro IH is DMCC Business Centre, 3029, Dubai, UAE. The business address of Twelve Seas is 228 Park Avenue S., Suite 89898, New York, NY 10003. The business address of Mr. Elkin is 2685 Nottingham Avenue, Los Angeles, CA 90027. The business address of Mr. Pukas is DMCC Business Centre, 3029, Dubai, UAE.

3)       Share information excludes an option to purchase 40,000 Ordinary Shares at an exercise price of $10.00 per share, which will vest upon the consummation of the Business Combination and will expire five years after the date on which it first became exercisable.

4)       Interests shown consist solely of Class A Ordinary Shares. According to a Schedule 13G filed with the SEC on February 14, 2022 by Glazer Capital, LLC (“Glazer Capital”), with respect to the Class A Ordinary Shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”) and by Paul J. Glazer, who serves as the Managing Member of Glazer Capital, with respect to the Class A Ordinary Shares held by the Glazer Funds. Each of Glazer Capital and Mr. Glazer share voting and dispositive power over all the shares in the Glazer Funds. The business address of each of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2023 annual general meeting will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2023 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our articles of association. Assuming the meeting is held on December 31, 2023, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2023.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Kismet Acquisition Two Corp.
850 Library Avenue, Suite 204
Newark, Delaware 19715
Attention: Dimitri Elkin
Email: [•]

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and e-mail address:

Kismet Acquisition Two Corp.
850 Library Avenue, Suite 204
Newark, Delaware 19715
Attention: Dimitri Elkin
Tel: (302) 738-6680
Email: [•]

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Karen Smith
President & CEO
Advantage Proxy
PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by [•], 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

Annex A

Companies Act (Revised)

Company Limited by Shares

KISMET ACQUISITION TWO CORP.

______________________________________

second AMENDED AND RESTATED

memorandum of association

______________________________________

(Adopted pursuant to a special resolution passed on [•] 2023)

COMPANIES ACT (REVISED)

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

KISMET ACQUISITION TWO CORP.

(Adopted pursuant to a special resolution passed on [•] 2023)

1       The name of the Company is Kismet Acquisition Two Corp.

2       The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3       The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4       The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5       Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

6       The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

7       The share capital of the Company is USD210,000 divided into 200,000,000 Class A Ordinary shares of par value USD0.001 each and 10,000,000 Class B Ordinary shares of par value USD0.001 each. There is no limit on the number of shares of any class which the Company is authorised to issue. However, subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)     to redeem or repurchase any of its shares; and

(b)    to increase or reduce its capital; and

(c)     to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)     with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)    subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)    to alter any of those rights, privileges, conditions, limitations or restrictions.

8       The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited by Shares

KISMET ACQUISITION TWO CORP.

______________________________________

second AMENDED & RESTATED

ARTICLES OF ASSOCIATION

______________________________________

(Adopted by special resolution passed on [•] 2023)

CONTENTS

Annex A Page No.
1	Definitions, interpretation and exclusion of Table A	A-1
Definitions		A-1
Interpretation		A-4
Exclusion of Table A Articles		A-5

2	Shares	A-5
Power to issue Shares and options, with or without special rights		A-5
Power to issue fractions of a Share		A-6
Power to pay commissions and brokerage fees		A-6
Trusts not recognised		A-6
Power to vary class rights		A-6
Effect of new Share issue on existing class rights		A-7
Capital contributions without issue of further Shares		A-7
No bearer Shares or warrants		A-7
Treasury Shares		A-7
Rights attaching to Treasury Shares and related matters		A-7

3	Register of Members	A-8

4	Share certificates	A-8
Issue of share certificates		A-8
Renewal of lost or damaged share certificates		A-8

5	Lien on Shares	A-9
Nature and scope of lien		A-9
Company may sell Shares to satisfy lien		A-9
Authority to execute instrument of transfer		A-9
Consequences of sale of Shares to satisfy lien		A-9
Application of proceeds of sale		A-9

6	Calls on Shares and forfeiture	A-10
Power to make calls and effect of calls		A-10
Time when call made		A-10
Liability of joint holders		A-10
Interest on unpaid calls		A-10
Deemed calls		A-10
Power to accept early payment		A-10
Power to make different arrangements at time of issue of Shares		A-10
Notice of default		A-11
Forfeiture or surrender of Shares		A-11
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender		A-11
Effect of forfeiture or surrender on former Member		A-11
Evidence of forfeiture or surrender		A-12
Sale of forfeited or surrendered Shares		A-12

7	Transfer of Shares	A-12
Form of transfer		A-12
Power to refuse registration		A-12
Power to suspend registration		A-12
Company may retain instrument of transfer		A-12

Annex A-i

Annex A Page No.
8	Transmission of Shares	A-12
Persons entitled on death of a Member		A-12
Registration of transfer of a Share following death or bankruptcy		A-13
Indemnity		A-13
Rights of person entitled to a Share following death or bankruptcy		A-13

9	Alteration of capital	A-13
Increasing, consolidating, converting, dividing and cancelling share capital		A-13
Dealing with fractions resulting from consolidation of Shares		A-14
Reducing share capital		A-14

10	Redemption and purchase of own Shares	A-14
Power to issue redeemable Shares and to purchase own Shares		A-14
Power to pay for redemption or purchase in cash or in specie		A-15
Effect of redemption or purchase of a Share		A-15

11	Meetings of Members	A-15
Power to call meetings		A-15
Content of notice		A-16
Period of notice		A-16
Persons entitled to receive notice		A-16
Publication of notice on a website		A-17
Time a website notice is deemed to be given		A-17
Required duration of publication on a website		A-17
Accidental omission to give notice or non-receipt of notice		A-17

12	Proceedings at meetings of Members	A-17
Quorum		A-17
Lack of quorum		A-17
Use of technology		A-18
Chairman		A-18
Right of a director to attend and speak		A-18
Adjournment		A-18
Method of voting		A-18
Taking of a poll		A-18
Chairman’s casting vote		A-18
Amendments to resolutions		A-19
Written resolutions		A-19
Sole-member company		A-19

13	Voting rights of Members	A-19
Right to vote		A-19
Rights of joint holders		A-20
Representation of corporate Members		A-20
Member with mental disorder		A-20
Objections to admissibility of votes		A-20
Form of proxy		A-21
How and when proxy is to be delivered		A-21
Voting by proxy		A-22

14	Number of directors	A-22

Annex A-ii

Annex A Page No.
15	Appointment, disqualification and removal of directors	A-22
No age limit		A-22
Corporate directors		A-22
No shareholding qualification		A-22
Appointment and removal of directors		A-22
Resignation of directors		A-23
Termination of the office of director		A-23

16	Alternate directors	A-24
Appointment and removal		A-24
Notices		A-25
Rights of alternate director		A-25
Appointment ceases when the appointor ceases to be a director		A-25
Status of alternate director		A-25
Status of the director making the appointment		A-25

17	Powers of directors	A-25
Powers of directors		A-25
Appointments to office		A-25
Remuneration		A-26
Disclosure of information		A-26

18	Delegation of powers	A-27
Power to delegate any of the directors’ powers to a committee		A-27
Power to appoint an agent of the Company		A-27
Power to appoint an attorney or authorised signatory of the Company		A-27
Power to appoint a proxy		A-27

19	Meetings of directors	A-28
Regulation of directors’ meetings		A-28
Calling meetings		A-28
Notice of meetings		A-28
Period of notice		A-28
Use of technology		A-28
Place of meetings		A-28
Quorum		A-28
Voting		A-28
Validity		A-28
Recording of dissent		A-28
Written resolutions		A-29
Sole director’s minute		A-29

20	Permissible directors’ interests and disclosure	A-29
Permissible interests subject to disclosure		A-29
Notification of interests		A-29
Voting where a director is interested in a matter		A-29

21	Minutes	A-30

22	Accounts and audit	A-30
Accounting and other records		A-30
No automatic right of inspection		A-30
Sending of accounts and reports		A-30

Annex A-iii

Annex A Page No.
Time of receipt if documents are published on a website		A-30
Validity despite accidental error in publication on website		A-30
Audit		A-31

23	Financial year	A-31

24	Record dates	A-31

25	Dividends	A-32
Declaration of dividends by Members		A-32
Payment of interim dividends and declaration of final dividends by directors		A-32
Apportionment of dividends		A-32
Right of set off		A-32
Power to pay other than in cash		A-32
How payments may be made		A-33
Dividends or other moneys not to bear interest in absence of special rights		A-33
Dividends unable to be paid or unclaimed		A-33

26	Capitalisation of profits	A-33
Capitalisation of profits or of any share premium account or capital redemption reserve		A-33
Applying an amount for the benefit of members		A-34

27	Share premium account	A-34
Directors to maintain share premium account		A-34
Debits to share premium account		A-34

28	Seal	A-34
Company seal		A-34
Duplicate seal		A-34
When and how seal is to be used		A-34
If no seal is adopted or used		A-35
Power to allow non-manual signatures and facsimile printing of seal		A-35
Validity of execution		A-35

29	Indemnity	A-35
Indemnity		A-35
Release		A-35
Insurance		A-36

30	Notices	A-36
Form of notices		A-36
Electronic communications		A-36
Persons authorised to give notices		A-36
Delivery of written notices		A-36
Joint holders		A-37
Signatures		A-37
Evidence of transmission		A-37
Giving notice to a deceased or bankrupt Member		A-37
Date of giving notices		A-37
Saving provision		A-38

Annex A-iv

Annex A Page No.
31	Authentication of Electronic Records	A-38
Application of Articles		A-38
Authentication of documents sent by Members by Electronic means		A-38
Authentication of document sent by the Secretary or Officers of the Company by Electronic means		A-38
Manner of signing		A-38
Saving provision		A-39

32	Transfer by way of continuation	A-39

33	Winding up	A-39
Distribution of assets in specie		A-39
No obligation to accept liability		A-39
The directors are authorised to present a winding up petition		A-39

34	Amendment of Memorandum and Articles	A-40
Power to change name or amend Memorandum		A-40
Power to amend these Articles		A-40

35	Mergers and Consolidations	A-40

36	Business Combination	A-40

37	Class B Share Conversion	A-42

38	Certain Tax Filings	A-43

39	Business Opportunities	A-43

Annex A-v

COMPANIES ACT (REVISED)

COMPANY LIMITED BY SHARES

SECOND AMENDED & RESTATED

ARTICLES OF ASSOCIATION

OF

KISMET ACQUISITION TWO CORP.

(Adopted by special resolution passed on [•] 2023)

1            Definitions, interpretation and exclusion of Table A

Definitions

1.1         In these Articles, the following definitions apply:

Amendment has the meaning ascribed to it in Article 36.11.

Amendment Redemption Event has the meaning ascribed to it in Article 36.11.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Approved Amendment has the meaning ascribed to it in Article 36.11.

Articles means, as appropriate:

(a)         these articles of association as amended from time to time: or

(b)         two or more particular articles of these Articles;

and Article refers to a particular article of these Articles.

Audit Committee means the audit committee of the Company formed pursuant to Article 22.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

Automatic Redemption Event shall have the meaning given to it in Article 36.2.

Business Combination shall mean the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value.

Business Day means a day other than (a) a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City (b) a Saturday or (c) a Sunday.

Cayman Islands means the British Overseas Territory of the Cayman Islands.

Class A Share means a Class A ordinary share of a par value of US$0.001 in the share capital of the Company.

Class B Share means a Class B ordinary share of a par value of US$0.001 in the share capital of the Company.

Clear Days, in relation to a period of notice, means that period excluding:

(a)         the day when the notice is given or deemed to be given; and

(b)         the day for which it is given or on which it is to take effect.

Annex A-1

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means Nasdaq Capital Market or any other national securities exchange on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination.

Forward Purchase Shares are to Class A Shares underlying the Forward Purchase Units and the Forward Purchase Warrants.

Forward Purchase Units are to the units to be sold pursuant to an agreement providing for the sale of such units to the Sponsor in a private placement to occur concurrently with the closing of the initial Business Combination.

Forward Purchase Warrants are to warrants to purchase Class A Shares underlying the Forward Purchase Units.

Fully Paid and Paid Up:

(a)         in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)         in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Initial Shareholders means the Sponsor, the directors and officers of the Company or their respective affiliates who hold Shares prior to the IPO.

IPO means the initial public offering of units, consisting of Shares and warrants of the Company and rights to receive Shares of the Company.

Law means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the memorandum of association of the Company as amended from time to time.

Annex A-2

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 2.4) sold in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Per-Share Redemption Price means:

(a)         with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account (including interest not previously released to us, which shall be net of taxes payable, and less interest to pay dissolution expenses) divided by the number of then outstanding Public Shares;

(b)         with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(c)         with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account (net of taxes payable), divided by the number of then outstanding Public Shares.

Public Share means the Class A Shares included in the units issued in the IPO (as described in Article 2.4).

Redemption Offer has the meaning ascribed to it in Article 36.5(b).

Register of Members means the register of Members maintained in accordance with the Law and includes (except where otherwise stated) any branch or duplicate register of Members.

Registration Statement has the meaning ascribed to it in Article 36.10.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a Class A Share or a Class B Share in the share capital of the Company; and the expression:

(a)         includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)         where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Law.

Sponsor means Kismet Sponsor Limited, a British Virgin Islands company, being the sole Member immediately prior to the consummation of the IPO.

Sponsor Group means the Sponsor and its respective affiliates, successors and assigns.

Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination.

Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Annex A-3

Tender Redemption Offer has the meaning ascribed to it in Article 36.5(a).

Termination Date has the meaning given to it in Article 36.2.

Treasury Shares means Shares of the Company held in treasury pursuant to the Law and Article 2.16.

Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

1.2         In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)     A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)     any statutory modification, amendment or re-enactment; and

(ii)    any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Law of the Cayman Islands is taken to be a reference to the revision of that Law in force from time to time as amended from time to time.

(b)    Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)     If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)    A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)     A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)     Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)    All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)    The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)     The words including, include and in particular or any similar expression are to be construed without limitation.

Annex A-4

Exclusion of Table A Articles

1.3         The regulations contained in Table A in the First Schedule of the Law and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2            Shares

Power to issue Shares and options, with or without special rights

2.1         Subject to the provisions of the Law and these Articles and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide, save that the directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion described at Article 37. No Share may be issued at a discount except in accordance with the provisions of the Law.

2.2         Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)     either at a premium or at par;

(b)    with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, the Company may not issue additional Shares that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any Business Combination.

2.3         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

2.4         The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 90th day following the date of the prospectus relating to the IPO unless the managing Underwriter determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

2.5         Each Share in the Company confers upon the Member:

(a)     subject to Article 34, the right to one vote at a meeting of the Members of the Company or on any resolution of Members;

(b)    the right to be redeemed on an Automatic Redemption Event in accordance with Article 36.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Article 36.5 or pursuant to an Amendment Redemption Event in accordance with Article 36.11;

(c)     a pro rata right in any dividend paid by the Company; and

Annex A-5

(d)     subject to satisfaction of and compliance with Article 36, a pro rata right in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Article 36, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Shares that are not Public Shares.

Power to issue fractions of a Share

2.6         Subject to the Law, the Company may, but shall not otherwise be obliged to, issue fractions of a Share of any class or round up or down fractional holdings of Shares to its nearest whole number. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.7         The Company may, in so far as the Law permits, pay a commission to any person in consideration of that person:

(a)         subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)         procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

2.8         The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.9         Except as required by Applicable Law:

(a)         the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)         no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

2.10       If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)         the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)         the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.11       For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)         the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)         any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

Annex A-6

2.12       Notwithstanding Article 2.10, unless the proposed variation is for the purposes of approving, or in conjunction with, the consummation of a Business Combination, prior to a Business Combination but subject always to the limitations set out in Article 34 in respect of amendments to the Memorandum and Articles, the rights attached to the Shares as specified in Article 2.5 may only, whether or not the Company is being wound up, be varied by a Special Resolution, and any such variation that has to be approved under this Article shall also be subject to compliance with Article 36.11.

Effect of new Share issue on existing class rights

2.13       Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

2.14       With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)         It shall be treated as if it were a share premium.

(b)         Unless the Member agrees otherwise:

(i)          if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)         if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)         It shall be subject to the provisions of the Law and these Articles applicable to share premiums.

No bearer Shares or warrants

2.15       The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.16       Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Law shall be held as Treasury Shares and not treated as cancelled if:

(a)         the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)         the relevant provisions of the Memorandum and Articles and the Law are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.17       No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

2.18       The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)         the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)         a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Law.

Annex A-7

2.19       Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.20       Treasury Shares may be disposed of by the Company in accordance with the Law and otherwise on such terms and conditions as the directors determine.

3            Register of Members

3.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Law.

3.2         The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Law. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

3.3         The title to Public Shares may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with Article 40B of the Law.

4            Share certificates

Issue of share certificates

4.1         A Member shall only be entitled to a share certificate if the directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the directors may determine. If the directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the directors may issue to any Member:

(a)         without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)         upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

4.2         Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

4.3         Every certificate shall bear legends required under the Applicable Laws.

4.4         The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

4.5         If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)         evidence;

(b)         indemnity;

(c)         payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)         payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

Annex A-8

5            Lien on Shares

Nature and scope of lien

5.1         The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)         either alone or jointly with any other person, whether or not that other person is a Member; and

(b)         whether or not those moneys are presently payable.

5.2         At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

5.3         The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)         the sum in respect of which the lien exists is presently payable;

(b)         the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)         that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

5.4         The Shares may be sold in such manner as the directors determine.

5.5         To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

5.6         To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

5.7         On sale pursuant to the preceding Articles:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)         that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

5.8         The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)         if no certificate for the Shares was issued, at the date of the sale; or

Annex A-9

(b)         if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

6            Calls on Shares and forfeiture

Power to make calls and effect of calls

6.1         Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

6.2         Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

6.3         A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

6.4         A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

6.5         Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

6.6         If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)         at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)         if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

6.7         Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

6.8         The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

6.9         Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Annex A-10

Notice of default

6.10       If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)         the amount unpaid;

(b)         any interest which may have accrued;

(c)         any expenses which have been incurred by the Company due to that person’s default.

6.11       The notice shall state the following:

(a)         the place where payment is to be made; and

(b)         a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

6.12       If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

6.13       The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

6.14       A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

6.15       On forfeiture or surrender:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)         that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

6.16       Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)         all expenses; and

(b)         interest from the date of forfeiture or surrender until payment:

(i)          at the rate of which interest was payable on those moneys before forfeiture; or

(ii)         if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Annex A-11

Evidence of forfeiture or surrender

6.17       A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)         that the person making the declaration is a director or Secretary of the Company, and

(b)         that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

6.18       Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

7            Transfer of Shares

Form of transfer

7.1         Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the SEC, the Designated Stock Exchange and federal and state securities laws of the United States, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the directors, executed:

(a)         where the Shares are Fully Paid, by or on behalf of that Member; and

(b)         where the Shares are partly paid, by or on behalf of that Member and the transferee.

7.2         The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

7.3         If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 2.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

7.4         The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

7.5         The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

8            Transmission of Shares

Persons entitled on death of a Member

8.1         If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)         where the deceased Member was a joint holder, the survivor or survivors; and

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(b)         where the deceased Member was a sole holder, that Member’s personal representative or representatives.

8.2         Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

8.3         A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)         to become the holder of the Share; or

(b)         to transfer the Share to another person.

8.4         That person must produce such evidence of his entitlement as the directors may properly require.

8.5         If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

8.6         If the person elects to transfer the Share to another person then:

(a)         if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)         if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

8.7         All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

8.8         A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

8.9         A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

9            Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

9.1         To the fullest extent permitted by the Law, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)         increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)         consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)         convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)         sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

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(e)         cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

9.2         Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)         sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Law, the Company); and

(b)         distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

9.3         Subject to the Law and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

10          Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

10.1       Subject to the Law and Article 36, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may by its directors:

(a)         issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)         with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)         purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Law, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

10.2       With respect to redeeming or repurchasing the Shares:

(a)         Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 36.5;

(b)         Class B Shares held by the Sponsor shall, following consummation of the IPO, be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Shares will at all times represent 20% of the Company’s issued Shares after the IPO; and

(c)         Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 36.5.

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Power to pay for redemption or purchase in cash or in specie

10.3       When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 10.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

10.4       Upon the date of redemption or purchase of a Share:

(a)         the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)          the price for the Share; and

(ii)         any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)         the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)         the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

10.5       For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 10.2(a), 10.2(b) and 10.2(c) above shall not require further approval of the Members.

11          Meetings of Members

Power to call meetings

11.1       To the extent required by the Designated Stock Exchange, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Law or the rules and regulations of the Designated Stock Exchange) be obliged to, in each year hold any other general meeting.

11.2       The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

11.3       Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

11.4       All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

11.5       The directors may call a general meeting at any time.

11.6       If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

11.7       The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

11.8       The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

11.9       The requisition must also:

(a)         specify the purpose of the meeting.

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(b)         be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)         be delivered in accordance with the notice provisions.

11.10     Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

11.11     Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

11.12     Members seeking to bring business before the annual general meeting or to nominate candidates for election as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

11.13     Notice of a general meeting shall specify each of the following:

(a)         the place, the date and the hour of the meeting;

(b)         if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)         subject to paragraph (d), the general nature of the business to be transacted; and

(d)         if a resolution is proposed as a Special Resolution, the text of that resolution.

11.14     In each notice there shall appear with reasonable prominence the following statements:

(a)         that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)         that a proxyholder need not be a Member.

Period of notice

11.15     At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)           in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)         in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

11.16     Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)         the Members;

(b)         persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)         the directors.

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Publication of notice on a website

11.17     Subject to the Law or the rules of the Designated Stock Exchange, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)         the publication of the notice on the website;

(b)         the place on the website where the notice may be accessed;

(c)         how it may be accessed; and

(d)         the place, date and time of the general meeting.

11.18     If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

11.19     A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

11.20     Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

11.21     Proceedings at a meeting shall not be invalidated by the following:

(a)         an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)         non-receipt of notice of the meeting by any person entitled to notice.

11.22     In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)         in a different place on the website; or

(b)         for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

12          Proceedings at meetings of Members

Quorum

12.1       Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than one-third of the issued and outstanding Shares entitled to attend and vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

Lack of quorum

12.2       If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)         If the meeting was requisitioned by Members, it shall be cancelled.

(b)         In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

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Use of technology

12.3       A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

12.4       The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

12.5       If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

12.6       Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

12.7       The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

12.8       Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

12.9       A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

12.10     A poll demanded on the question of adjournment shall be taken immediately.

12.11     A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

12.12     The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

12.13     A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

12.14     If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

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Amendments to resolutions

12.15     An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)         not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)         the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

12.16     A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)         the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)         the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

12.17     If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

12.18     Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)         all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)         all Members entitled so to vote :

(i)          sign a document; or

(ii)         sign several documents in the like form each signed by one or more of those Members; and

(c)         the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

12.19     If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

12.20     The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

12.21     If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

13          Voting rights of Members

Right to vote

13.1       Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

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13.2       Members may vote in person or by proxy.

13.3       Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

13.4       A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

13.5       No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

13.6       If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

13.7       Save where otherwise provided, a corporate Member must act by a duly authorised representative.

13.8       A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

13.9       The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

13.10     The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

13.11     Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

13.12     A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

13.13     If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

13.14     A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

13.15     For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

13.16     An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

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Form of proxy

13.17     An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

13.18     The instrument must be in writing and signed in one of the following ways:

(a)         by the Member; or

(b)         by the Member’s authorised attorney; or

(c)         if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

13.19     The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

13.20     A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

13.21     Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)         In the case of an instrument in writing, it must be left at or sent by post:

(i)          to the registered office of the Company; or

(ii)         to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)         If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)          in the notice convening the meeting; or

(ii)         in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)        in any invitation to appoint a proxy issued by the Company in relation to the meeting.

13.22     Where a poll is taken:

(a)         if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)         but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

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13.23     If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

13.24     A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

14          Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and there shall be no maximum.

15          Appointment, disqualification and removal of directors

No age limit

15.1       There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

15.2       Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

15.3       Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

15.4       The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Immediately prior to the consummation of the IPO, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

15.5       Subject to Article 15.4, the Company may by Ordinary Resolution appoint any person to be a director.

15.6       Subject to death, resignation or removal, and with the exception of those directors appointed prior to the first annual general meeting of the Company, each director shall serve a term of office that will expire at the third succeeding annual general meeting after their appointment or election.

15.7       A director may be removed from office with or without cause by:

(a)         (following the consummation of the Business Combination but not at any time before) an Ordinary Resolution passed at a meeting of Members called for the purposes of removing the director or for purposes including the removal of the director; or

(b)         subject to Article 15.4, a resolution of directors passed at a meeting of directors.

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15.8       Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person to be a director who:

(a)         is recommended as a director nominee by a majority of the Independent Directors; and

(b)         is willing to act as a director,

either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

15.9       Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)         where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)         if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)          the expression personal representatives of the last shareholder means:

(A)        until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)        after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)         without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

15.10     A remaining director may appoint a director even though there is not a quorum of directors.

15.11     No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

15.12     For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

15.13     A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

15.14     Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

15.15     A director’s office shall be terminated forthwith if:

(a)         he is prohibited by the law of the Cayman Islands from acting as a director; or

(b)         he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)         in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

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(d)         he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)         without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)          all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other directors.

16          Alternate directors

Appointment and removal

16.1       Until the consummation of a Business Combination, a director may not appoint an alternate. Following the consummation of a Business Combination, Articles 16.2 to 16.5 inclusive shall apply.

16.2       Subject to Article 16.1, any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 31.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 16.4(c)).

16.3       Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 16.4.

16.4       A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 16.2.

16.5       A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 31.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)         if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 31.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)         if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

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Notices

16.6       All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

16.7       An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

16.8       For the avoidance of doubt:

(a)         if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)         if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

16.9       An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

16.10     An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

16.11     An alternate director shall carry out all functions of the director who made the appointment.

16.12     Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

16.13     An alternate director is not the agent of the director appointing him.

16.14     An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

16.15     A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

17          Powers of directors

Powers of directors

17.1       Subject to the provisions of the Law, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

17.2       No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Law, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

17.3       The directors may appoint a director:

(a)         as chairman of the board of directors;

(b)         as vice-chairman of the board of directors;

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(c)         as managing director;

(d)         to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

17.4       The appointee must consent in writing to holding that office.

17.5       Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

17.6       If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

17.7       Subject to the provisions of the Law, the directors may also appoint any person, who need not be a director:

(a)         as Secretary; and

(b)         to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

17.8       The Secretary or Officer must consent in writing to holding that office.

17.9       A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

17.10     The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

17.11     Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

17.12     Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

17.13     The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)         the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)         such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)         such disclosure is in accordance with any contract entered into by the Company; or

(d)         the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

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18          Delegation of powers

Power to delegate any of the directors’ powers to a committee

18.1       The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

18.2       The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

18.3       The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

18.4       Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

18.5       The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)         by causing the Company to enter into a power of attorney or agreement; or

(b)         in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

18.6       The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)         for any purpose;

(b)         with the powers, authorities and discretions;

(c)         for the period; and

(d)         subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

18.7       Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

18.8       Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

18.9       Articles 16.1 to 16.5 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

18.10     A proxy is an agent of the director appointing him and is not an officer of the Company.

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19          Meetings of directors

Regulation of directors’ meetings

19.1       Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

19.2       Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

19.3       Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

19.4       At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

19.5       A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

19.6       A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

19.7       If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

19.8       The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

19.9       A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

19.10     Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

19.11     A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)         his dissent is entered in the minutes of the meeting; or

(b)         he has filed with the meeting before it is concluded signed dissent from that action; or

(c)         he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

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Written resolutions

19.12     The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

19.13     Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

19.14     Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

19.15     Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

20          Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

20.1       Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

20.2       If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)         be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)          be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

20.3       Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

20.4       If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

20.5       For the purposes of the preceding Articles:

(a)         a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)         an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Voting where a director is interested in a matter

20.6       A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

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20.7       Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

21          Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Law.

22          Accounts and audit

Accounting and other records

22.1       The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Law.

No automatic right of inspection

22.2       Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

22.3       The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)         they are sent to that person in accordance with the notice provisions: or

(b)         they are published on a website providing that person is given separate notice of:

(i)          the fact that publication of the documents has been published on the website;

(ii)         the address of the website; and

(iii)        the place on the website where the documents may be accessed; and

(iv)        how they may be accessed.

22.4       If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

22.5       Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)         the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)         the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

22.6       If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)         those documents are, by accident, published in a different place on the website to the place notified; or

(b)         they are published for part only of the period from the date of notification until the conclusion of that meeting.

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Audit

22.7       The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

22.8       Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

22.9       If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

22.10     The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

22.11     If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

22.12     Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

22.13     Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

23          Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)         shall end on 31st December in the year of its incorporation and each following year; and

(b)         shall begin when it was incorporated and on 1st January each following year.

24          Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)         calling a general meeting;

(b)         declaring or paying a dividend;

(c)         making or issuing an allotment of Shares; or

(d)         conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

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25          Dividends

Declaration of dividends by Members

25.1       Subject to the provisions of the Law, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

25.2       The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

25.3       Subject to the provisions of the Law, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)         Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)         Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

25.4       In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)         If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)         The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)         If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

25.5       Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

25.6       The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

25.7       If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)         issue fractional Shares;

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(b)         fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)         vest some assets in trustees.

How payments may be made

25.8       A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)         if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)         by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

25.9       For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

25.10     If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)         to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)         to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

25.11     Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

25.12     Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

25.13     If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

25.14     A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

26          Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

26.1       The directors may resolve to capitalise:

(a)         any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)         any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

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The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)         by paying up the amounts unpaid on that Member’s Shares;

(b)         by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

26.2       The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

26.3       Subject to the Law, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

27          Share premium account

Directors to maintain share premium account

27.1       The directors shall establish a share premium account in accordance with the Law. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Law.

Debits to share premium account

27.2       The following amounts shall be debited to any share premium account:

(a)         on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)         any other amount paid out of a share premium account as permitted by the Law.

27.3       Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Law, out of capital.

28          Seal

Company seal

28.1       The Company may have a seal if the directors so determine.

Duplicate seal

28.2       Subject to the provisions of the Law, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

28.3       A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)         by a director (or his alternate) and the Secretary; or

(b)         by a single director (or his alternate).

Annex A-34

If no seal is adopted or used

28.4       If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)         by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)         by a single director (or his alternate); or

(c)         in any other manner permitted by the Law.

Power to allow non-manual signatures and facsimile printing of seal

28.5       The directors may determine that either or both of the following applies:

(a)         that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)         that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

28.6       If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

29          Indemnity

Indemnity

29.1       To the maximum extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)         all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)         without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

29.2       To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs.

Release

29.3       To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Annex A-35

Insurance

29.4       To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)         an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)          the Company;

(ii)         a company which is or was a subsidiary of the Company;

(iii)        a company in which the Company has or had an interest (whether direct or indirect); and

(b)         a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

30          Notices

Form of notices

30.1       Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)         in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)         subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)         where these Articles expressly permit, by the Company by means of a website.

Electronic communications

30.2       Without limitation to Articles 16.2 to 16.5 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 18.8 to 18.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)         the directors so resolve;

(b)         the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)         the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

30.3       A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

30.4       A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

30.5       Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Annex A-36

Joint holders

30.6       Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

30.7       A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

30.8       An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

30.9       A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

30.10     A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

30.11     A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

30.12     Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

30.13     A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Cayman Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Cayman Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Annex A-37

Saving provision

30.14     None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

31          Authentication of Electronic Records

Application of Articles

31.1       Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 31.2 or Article 31.4 applies.

Authentication of documents sent by Members by Electronic means

31.2       An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 31.7 does not apply.

31.3       For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 31.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

31.4       An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 31.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

31.5       For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 31.7 applies.

Manner of signing

31.6       For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Annex A-38

Saving provision

31.7       A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)         believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)         believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)         otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

32          Transfer by way of continuation

32.1       The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)         the Cayman Islands; or

(b)         such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

32.2       To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)         an application be made to the Registrar of Companies to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)         all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

33          Winding up

Distribution of assets in specie

33.1       If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Law, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)         to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)         to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

33.2       No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

33.3       The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

Annex A-39

34          Amendment of Memorandum and Articles

Power to change name or amend Memorandum

34.1       Subject to the Law and Article 34.2, the Company may, by Special Resolution:

(a)         change its name; or

(b)         change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

34.2       Subject to the Law and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part save that no amendment may be made to the Memorandum or Articles to amend:

(a)         Article 36 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Article 36.11; or

(b)         this Article 34.2 during the Target Business Acquisition Period.

35          Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Law) upon such terms as the directors may determine and (to the extent required by the Law) with the approval of a Special Resolution.

36          Business Combination

36.1       Articles 36.1 to 36.11 shall terminate upon consummation of any Business Combination.

36.2       The Company has up to 24 months from the closing of the IPO to consummate a Business Combination provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 24 months of the closing of the IPO, the Company may, by resolution of directors, extend the period of time to consummate a Business Combination up to nine times, each by an additional one month extension (for a total of up to 33 months to complete a Business Combination). In the event that the Company does not consummate a Business Combination within 24 months from the closing of the IPO or within up to 33 months from the closing of the IPO, subject in the latter case to valid one month extensions having been made in each case (such date falling 24 months or up to 33 months, as applicable, after the closing of the IPO being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Law to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

36.3       Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the directors, the directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

36.4       Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

Annex A-40

36.5

(a)         In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Article 36.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)         In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Article 36.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the directors, more than twenty percent (20%) of the total Public Shares sold in the IPO.

(c)         In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 36.5(a) or 36.5(b) or an Amendment Redemption Event under Article 36.11 if such redemptions would cause the Company to have net tangible assets of less than US$5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination.

36.6       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

36.7       Prior to a Business Combination, the Company will not issue any securities (other than Public Shares) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

36.8       In the event the Company enters into a Business Combination with a company that is affiliated with the Sponsor or any of the directors or officers of the Company, the Company will obtain an opinion from an independent investment banking firm or independent accounting firm that such a Business Combination is fair to the holders of the Public Shares from a financial point of view.

36.9       The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

Annex A-41

36.10     Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter’s over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 36. Neither the Company nor any officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 36, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.

36.11     In the event the directors of the Company propose any amendment to Article 36 or to any of the other rights of the Shares as set out at Article 2.5 prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Article 36 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is duly approved by a Special Resolution of the Members (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such offer, whether or not such holders accept such offer.

37          Class B Share Conversion

37.1       Save and except for the conversion rights referred to in this Article 37 and as otherwise set out in these Articles, subject to Article 2.10, the rights attaching to all Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters.

37.2       Unless triggered earlier at the option of a holder of Class B Shares in respect of such holder’s Class B Shares, all of the issued Class B Shares shall, at the time of the Company’s initial Business Combination, automatically be converted into such number of Class A Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of:

(a)         the total number of Shares issued and outstanding upon completion of the IPO, plus

(b)         the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued by the Company in connection with or in relation to the completion of the initial Business Combination (including the Forward Purchase Shares, but not the Forward Purchase Warrants), excluding any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to our Sponsor or any of its affiliates or any member of our management team upon conversion of working capital loans.

37.3       References in this Article to converted, conversion or exchange shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

37.4       Notwithstanding anything to the contrary in this Article 37, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one. Each Class B Share shall convert into its pro rata number of Class A Shares as set forth in this Article 37. The pro rata share for each holder of Class B

Annex A-42

Shares will be determined as follows: Each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the issued Class B Shares shall be converted pursuant to this Article and the denominator of which shall be the total number of issued Class B Shares at the time of conversion.

37.5       The directors shall not allot or issue Class A Shares such that the number of authorised but unissued Class A Shares would at any time be insufficient to permit the conversion of all Class B Shares from time to time issued into Class A Shares.

38          Certain Tax Filings

38.1       Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

39          Business Opportunities

39.1       In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (b) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and Members in connection therewith.

39.2        To the fullest extent permitted by Applicable Law, the Sponsor Group and the Sponsor Group Related Persons shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either the Sponsor Group or the Sponsor Group Related Persons, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, the Sponsor Group and the Sponsor Group Related Persons shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, director and/or officer of the Company solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Sponsor Group Related Person solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3       Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Sponsor Group, about which a director and/or officer of the Company who is also an Sponsor Group Related Person acquires knowledge.

39.4       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex A-43

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

KISMET ACQUISITION TWO CORP.

850 LIBRARY AVENUE, SUITE 204
NEWARK, DELAWARE 19715

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

KISMET ACQUISITION TWO CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ________________________________ of ________________________________ or, if no person is otherwise specified, Dimitri Elkin (the “Proxy”) as proxy, with full power to act and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of Kismet Acquisition Two Corp. (the “Company”) to be held on [•], 2023 at [•], Eastern Time, at [•] or at any adjournments and/or postponements thereof. The Company will also be hosting the extraordinary general meeting via live webcast on the Internet at https://www.cstproxy.com/kismetacquisitiontwo/2023. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

KISMET ACQUISITION TWO CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Second Amended and Restated Memorandum of Association and Articles of Association in the form attached to the proxy statement as Annex A and incorporated by reference therein, be and are hereby adopted as the memorandum and articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing Memorandum and Articles of Association, with immediate effect.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — To instruct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting of the Company’s shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposal 1 and proposal 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~